WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           NETWORK IMAGING CORPORATION



Holder:

         Name:    Charles G. Kucey

         Address: Wood Gundy
                  161 Bay Street
                  BCE Place
                  7th Floor
                  Toronto, Ontario, Canada M5J 2S8

         Taxpayer Identification No.:

No. of Shares of Common Stock:                    40,000


Grant Date:                                       June 25, 1996


Termination Date:                                 June 24, 2001 (at 5:00
                                                  p.m., Washington, D.C. Time)


Purchase Price Per Share:                         $3.75


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THIS  WARRANT  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS
AMENDED (THE "ACT"), OF THE UNITED STATES OF AMERICA AND HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION CONTAINED IN REGULATION S UNDER THE ACT. THIS WARRANT MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO ANY "U.S. PERSON" (AS DEFINED IN REGULATION S).

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OF THE UNITED STATES OF AMERICA, AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE ACT) UNLESS SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN THE UNITED STATES OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, Network Imaging Corporation, a Delaware Corporation (the "Company"), hereby certifies that the person identified on the cover page as the holder or permitted assigns (the "Holder") is entitled to purchase from the Company the number of fully paid and nonassessable shares of Common Stock, par value $.0001 per share, of the Company set forth on the cover page at the purchase price set forth on the cover page. (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," and (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant.")

         1. Exercise of Warrant. The Warrant may be exercised at any time or from time to time commencing on the date hereof and prior to 5:00 p.m. Washington, D.C. time on the Termination Date set forth on the cover page. The Holder may exercise this Warrant for the number of shares then exercisable (or any lesser amount of shares the Holder may choose to exercise) by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 8(a) hereof, together with proper payment of the Aggregate Warrant Price (or the proportionate part thereof if this Warrant is exercised in part). Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of issuing any fractional share of Common Stock to which the Holder shall be entitled, shall pay the Holder cash equal to the value of such fractional share (all calculations to be made to the nearest cent). The Warrants may not be exercised in full or in part by any Holder if, in the opinion of counsel to the Company, exercise of the Warrants by such Holder would violate the securities registration provisions of the securities laws of the United States or any jurisdiction the laws of which apply to such exercise.


         2. Adjustments. In case the Company shall hereafter (i) pay a dividend in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the number of shares of Common Stock which the Holder is entitled to purchase pursuant to this Warrant immediately prior to the happening of any of such events shall be adjusted so that the Holder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock which he would have owned or would have been entitled to receive immediately following the happening of such event had this Warrant been exercised immediately prior thereto, and the Per Share Warrant Price shall be correspondingly adjusted. An adjustment made pursuant to this
Section 2 shall become effective immediately after the record date in the case of a dividend and immediately after the effective date in the case of a subdivision or combination.


         3. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock delivered on the exercise of this Warrant, at the time of such delivery, will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights. The Company shall not be obligated to pay any stamp, original issue, transfer or other taxes in respect of this Warrant or the Common Stock deliverable on the exercise of this Warrant.


         4.        Limitations on Transfer and Exercise.


                  (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities laws and, unless so registered, may not be assigned, transferred, sold, pledged, hypothecated, or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer the Warrant or any of the Warrant Shares otherwise then pursuant to an effective registration statement under the Securities Act, the Holder must give the Company prior written notice of such proposed transfer, including the name and address of the proposed transferee, and furnish the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration or qualification under the Securities Act or any applicable state securities laws.


                  (b) Regulation S Conditions. This Warrant may not be exercised unless the Company has received from the Holder (i) a written certification in the form of the Subscription attached hereto or other form acceptable to counsel for the Company that the Holder is not a "U.S. Person" as defined in Regulation S under the Securities Act and is not exercising the Warrant on behalf, or for the benefit or account, of a "U.S. Person," and (ii) if requested by the Company, a written opinion of counsel acceptable to counsel for the Company to the effect that the shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act and any applicable state securities laws or are exempt from such registration. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES AND THE SHARES OF COMMON STOCK DUE UPON EXERCISE WILL NOT BE DELIVERED IN THE UNITED STATES UNLESS SUCH SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.


                  (c) Legend and Stop Transfer Orders. Upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares during the Restricted Period as defined in the Subscription Agreement between the Company and the Holder pursuant to which this Warrant is issued, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


                  (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. In the case of transfers to be effected by the Holder's attorney, executor, administrator, trustee, guardian or other legal representative, the Company may require such representative to produce and deposit duly authenticated evidence of such representative's authority before giving effect to the requested assignment. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.


         5. Indemnification. The Holder acknowledges that the Holder understands the meaning and legal consequences of Section 4 hereof, regarding securities laws and conditions to transfer, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys fees and costs incurred in enforcing this indemnity provision) to which the Company or any such director or officer or representative may become subject under the Securities Act or any other statute or common law due to or arising out of any transfer or disposition of the Warrant or any of the Warrant Shares not in accordance with this Warrant.


         6. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.


         7. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.


         8. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is delivered by hand or is mailed to:


                  (a) the Company at 500 Huntmar Park Drive, Herndon, Virginia 22070 or such other address as the Company has designated in writing to the Holder, or


                  (b) the Holder at the address set forth above, or such other address as the Holder has designated in writing to the Company.


         All such notices or other communications shall be deemed effective upon the earlier of confirmed receipt or, if mailed, five business days after deposit in the United States mail, postage prepaid, registered or certified, return receipt requested.


         9. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.


         10. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof. The Company and the Holder each agree to submit to the non-exclusive jurisdiction of the courts of the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Warrant.


         11. Successors. All the rights and obligations and other provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.


         12. Amendment. This Warrant may not be amended orally, but only by an amendment in writing signed both by the Company and the Holder.


         13. Severability. If any provision hereof is for any reason and to any extent declared to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Warrant shall not in any way be affected or impaired thereby.


         IN WITNESS WHEREOF, NETWORK IMAGING CORPORATION, has caused this Warrant to be signed by its Chairman and the Board on June 25, 1996.


                                        NETWORK IMAGING CORPORATION




                                   By: /s/ Robert P. Bernardi
                                      -----------------------
                                      Robert P. Bernardi
                                      Chairman

                                  SUBSCRIPTION


         The undersigned,  ___________________________________,  pursuant to the provisions of the foregoing Warrant hereby irrevocably agrees to subscribe for the purchase of ___________ shares of the Common Stock of NETWORK IMAGING CORPORATION covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant. The undersigned requests that a certificate representing such shares of Common Stock be issued in the name of the person (the "Certificate Holder"), and delivered to the address, set forth below. The undersigned hereby represents that (i) neither the undersigned, the Certificate Holder nor any person for whom the Certificate Holder is acting or who will own a beneficial interest in the shares issuable upon exercise is a (a) natural person resident in the United States, (b) partnership or corporation organized or incorporated under the laws of the United States, (c) an agency or branch of a foreign entity located in the United States, (d) a discretionary or similar account held by a fiduciary organized, incorporated or (if an individual) resident in the United States, (e) a partnership or corporation organized under the laws of a non-U.S. jurisdiction and formed for the purpose of investing in securities not registered under U.S. securities laws, or (f) an estate of which any executor or administrator, or trust of which any trustee, or non-discretionary or similar account held by a fiduciary of which a beneficiary, is a person described by (a), (b), (c), (d) or (e), and (ii) the undersigned is not located in the United States at the time of making this subscription.

_____________________________       ______________________________
Name of Certificate Holder          Signature of Warrant Holder

                                    Signed this ____ day of _____,
                                    199__ at ____________________.

______________________________
______________________________
______________________________
Address of Certificate Holder

______________________________
Taxpayer ID Number of
  Certificate Holder


              THE SHARES DUE UPON EXERCISE OF THE WARRANT WILL NOT BE DELIVERED IN THE UNITED STATES.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned Registered Warrant Holder hereby sells, assigns and transfers unto



            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

            __________________________________________________________

            __________________________________________________________

            __________________________________________________________

            __________________________________________________________
                     (Please print or type name and address)




_________________________ of the Warrants represented by this Warrant Certifi-cate, and hereby irrevocably constitutes and appoints to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:_____________________            ______________________________________
                                       Signature of Registered Warrant Holder



                                       ______________________________________
                                       Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND, IF THE WARRANT OR WARRANT SHARES ARE TO BE ISSUED IN A NAME OTHER THAN THAT OF THE HOLDER, MUST BE GUARANTEED BY A COMMERCIAL BANK, TRUST COMPANY, CREDIT UNION, SAVINGS AND LOAN ASSOCIATION. A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR A BROKERAGE FIRM.